                                                                    EXHIBIT 23.7

         The undersigned hereby consents to being named as a nominee for director in the Registration Statement of Form S-4 filed with the Securities Exchange Commission in connection with the merger of GraphOn Corporation with and into Unity First Acquisition Corp.


                                                /s/ Thomas A. Bevilacqua
                                                --------------------------------
                                                Name:    Thomas A. Bevilacqua

Dated:  April 15, 1999